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                                                                   EXHIBIT 10.4a

                              INSTRUMENT AMENDING
                        LYONDELL PETROCHEMICAL COMPANY
                            EXECUTIVE MEDICAL PLAN



LYONDELL PETROCHEMICAL COMPANY hereby amends the Lyondell Petrochemical Company Executive Medical Plan, effective January 1, 1996, as follows:

Section 5, TERMINATION OF COVERAGE, is amended to read as follows:

     If all of any part of an Executive's or Retiree's Coverage terminates, for a reason other than the Executive or Retiree's death, then the corresponding Coverage for his Dependents, if any, shall terminate simultaneously, unless otherwise extended under the provisions of subsection 5.6, Continuation of Coverage Under Certain Circumstances.



Section 5, TERMINATION OF COVERAGE, subsection 5.2, Dependents, paragraph (A), is amended to read as follows:

     5.2. Dependents. Subject to the provisions below for Handicapped Dependent Children and totally disabled dependents, Coverage for a Covered Dependent shall terminate on the earliest to occur of the following:

          (A) The date on which the Executive's or Retiree's Coverage terminates for a reason other than the Executive's or Retiree's death;



Section 6, CONTINUATION COVERAGE (COBRA), subsection 6.1, Entitlement to COBRA Coverage, paragraph (B), is amended to read as follows:
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     6.1. Entitlement to COBRA Coverage.

          (B)  Covered as a Dependent Spouse

               If a Covered Person is Covered by the Plan as the Dependent Spouse of an Executive or Retiree, he has the right to elect COBRA coverage for himself if he loses Coverage for any of the reasons in (A) above or for one of the following reasons:

               (1) He becomes divorced or legally separated; or

               (2) The Executive or Retiree becomes entitled to Medicare.


IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY acting by and through its duly authorized officer, has caused this Instrument to be executed on this 22nd day of March, 1996.



ATTEST:                       LYONDELL PETROCHEMICAL COMPANY

BY:/s/ Gerald A. O'Brien         BY:/s/ Richard W. Park
   ----------------------           -----------------------------------
   Assistant Secretary              Richard W. Park
                                    Vice President, Human Resources